EXHIBIT 99.2
                                 ------------

                           The Novation Confirmation

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009



DATE:               April 27, 2007

TO:                 The Bank of New York, not in its individual  capacity,
                    but solely as trustee of the Supplemental  Interest Trust
                    for CWALT Inc., Alternative Loan Trust 2007-13
ATTENTION:          Matthew J. Sabino
TELEPHONE:          212-815-6093
FACSIMILE:          212-815-3986

TO:                 Deutsche Bank AG, New York
ATTENTION:          Ms. Sue Valenti
TELEPHONE:          1-212-250-3455
FACSIMILE:          1-212-797-5152

FROM:               Derivatives Documentation
TELEPHONE:          212-272-2711
FACSIMILE:          212-272-9857

RE:                 Novation Confirmation

REFERENCE NUMBER(S):FXNEC9494

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

       Novation Trade Date:                 April 27, 2007
       Novation Date:                       April 27, 2007
       Novated Amount:                      USD 49,123,529.63
       Transferor:                          Deutsche Bank AG, New York
       Transferee:                          The Bank of New York, not in its
                                            individual capacity, but solely as
                                            trustee of the Supplemental Interest
                                            Trust for CWALT Inc., Alternative
                                            Loan Trust 2007-13
       Remaining Party:                     Bear Stearns Financial Products Inc.
       New Agreement (between Transferee    The Master Agreement as
       and Remaining Party):                defined in the New Confirmation

Reference Number: FXNEC9494 -- Novation Confirmation
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 Deutsche Bank AG, New York
April 27, 2007
Page 2 of 3



3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

       Trade Date of Old Transaction:       April 25, 2007
       Effective Date of Old Transaction:   May 25, 2007
       Termination Date of Old Transaction: October 25, 2012

4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

       Full First Calculation Period:       Applicable, commencing on May 25,
                                            2007.

5. Offices:

       Transferor:                          New York
       Transferee:                          New York
       Remaining Party:                     Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transaction, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Reference Number: FXNEC9494 -- Novation Confirmation
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 Deutsche Bank AG, New York
April 27, 2007
Page 3 of 3



Bear Stearns Financial Products Inc.   Deutsche Bank AG, New York



By:   /s/ Annie Manevitz               By:   /s/ Susan Valenti
   --------------------------             ---------------------------
   Name: Annie Manevitz                   Name: Susan Valenti
   Title: Authorized Signatory            Title: Director
   Date: April 27, 2007                   Date: April 27, 2007



                                       By:   /s/ Roberta Lopena
                                          ---------------------------
                                          Name: Roberta Lopena
                                          Title: Vice President
                                          Date: April 27, 2007

The Bank of New York, not in its
individual capacity, but solely as
trustee of the Supplemental Interest
Trust for CWALT Inc., Alternative
Loan Trust 2007-13


By:   /s/ William J. Herrmann
   -------------------------------
   Name: William J. Herrmann
   Title: Assistant Treasurer
   Date: April 27, 2007




lm

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

                                   Exhibit A


DATE:             April 27, 2007

TO:               The Bank of New York, not in its individual  capacity,
                  but  solely as trustee  of the  Supplemental  Interest
                  Trust for CWALT Inc., Alternative Loan Trust 2007-13
ATTENTION:        Matthew J. Sabino
TELEPHONE:        212-815-6093
FACSIMILE:        212-815-3986

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC9494

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of April 1, 2007 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 2 of 14



      Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:    Rate Cap

      Notional Amount:        With  respect  to  any  Calculation   Period,  the
                              amount set forth for such  period in the  Schedule
                              I attached hereto

      Trade Date:             April 27, 2007

      Effective Date:         May 25, 2007

      Termination Date:       October 25, 2012

      Fixed Amount (Premium): Inapplicable.  Premium  has been paid  under the
                              Old Transaction.

      Floating Amounts:

         Floating Rate Payer: BSFP

         Cap Rate:            5.50000%

         Floating Rate Payer
         Period End Dates:    The 25th calendar day of each month
                              during the Term of this Transaction, commencing
                              June 25, 2007 and ending on the Termination Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:       Early Payment shall be applicable. The
                              Floating Rate Payer Payment Dates shall be two
                              Business Days preceding each Floating Rate
                              Payer Period End Date.

         Floating Rate Option: USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 9.00000% then the Floating Rate for such Calculation Period shall be deemed to be 9.00000%.

         Designated Maturity: One month

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 3 of 14




         Floating Rate Day
         Count Fraction:      30/360

         Reset Dates:         The first day of each Calculation Period.

         Compounding:         Inapplicable

     Business Days for
     payments:                New York

     Business Day Convention: Following

3.   Additional Provisions:   Each party hereto is hereby advised and
                              acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
   Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 4 of 14




(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i) Market Quotation will apply.

      (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 5 of 14



Party required to deliver document    Form/Document/                     Date by which to
                                      Certificate                        be delivered

BSFP and                              Any document required or           Promptly after the earlier of(i)
the Counterparty                      reasonably requested to allow      reasonable demand by either party or (ii)
                                      the other party to make learning   that such form or document is required
                                      payments under  this  Agreement
                                      without any deduction or
                                      withholding for or on the
                                      account of any Tax or with such
                                      deduction or withholding at a
                                      reduced rate

(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 6 of 14



Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         Credit Support Document, as
                         the case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.


6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  212-272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  212-272-1634

            (For all purposes)

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 7 of 14




      Address for notices or communications to the Counterparty:

            Address:    The Bank of New York
                        101 Barclay Street-4W
                        New York, New York 10286
            Attention:  Matthew J. Sabino
                        Corporate Trust MBS Administration, CWALT, Series
                        2007-13
            Facsimile:  212-815-3986
            Phone:      212-815-6093

            (For all purposes)

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
Agreement:

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 8 of 14




      BSFP: Not Applicable

      The Counterparty:  Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 9 of 14




(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not individually or personally but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-13 (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 10 of 14





            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."


       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              The Bank of New York
                              New York, NY
                              ABA Number: 021-000-018
                              GLA Number:  111-565
                              For further credit to: TAS A/C 540828
                              Attention: Mathew J. Sabino
                              Tel: (212) 815-6093

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 11 of 14




This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 12 of 14




We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:      /s/ Annie Manevitz
     ----------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST FOR CWALT INC., ALTERNATIVE LOAN TRUST 2007-13



By:      /s/ William J. Herrmann
     -----------------------------

     Name: William J. Herrmann
     Title: Assistant Treasurer




lm

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 13 of 14




                                SCHEDULE I

   From and including          To but excluding             Notional Amount
   ------------------          ----------------             ---------------
                                                                 (USD)
                                                                 -----
     Effective Date                6/25/2007                49,123,529.63
        6/25/2007                  7/25/2007                48,150,964.12
        7/25/2007                  8/25/2007                47,083,434.86
        8/25/2007                  9/25/2007                45,922,334.79
        9/25/2007                 10/25/2007                44,669,317.36
       10/25/2007                 11/25/2007                43,326,294.65
       11/25/2007                 12/25/2007                41,895,434.43
       12/25/2007                  1/25/2008                40,379,156.35
        1/25/2008                  2/25/2008                38,780,127.08
        2/25/2008                  3/25/2008                37,101,254.52
        3/25/2008                  4/25/2008                35,345,681.05
        4/25/2008                  5/25/2008                33,659,192.70
        5/25/2008                  6/25/2008                32,041,163.06
        6/25/2008                  7/25/2008                30,490,942.98
        7/25/2008                  8/25/2008                29,007,860.59
        8/25/2008                  9/25/2008                27,591,221.65
        9/25/2008                 10/25/2008                26,240,309.67
       10/25/2008                 11/25/2008                24,954,386.30
       11/25/2008                 12/25/2008                23,732,691.54
       12/25/2008                  1/25/2009                22,574,444.09
        1/25/2009                  2/25/2009                21,478,841.75
        2/25/2009                  3/25/2009                20,445,061.72
        3/25/2009                  4/25/2009                19,472,261.11
        4/25/2009                  5/25/2009                18,559,577.25
        5/25/2009                  6/25/2009                17,706,128.27
        6/25/2009                  7/25/2009                16,911,013.51
        7/25/2009                  8/25/2009                16,173,314.10
        8/25/2009                  9/25/2009                15,492,093.39
        9/25/2009                 10/25/2009                14,866,397.62
       10/25/2009                 11/25/2009                14,254,181.41
       11/25/2009                 12/25/2009                13,655,234.35
       12/25/2009                  1/25/2010                13,069,348.83
        1/25/2010                  2/25/2010                12,496,319.93
        2/25/2010                  3/25/2010                11,935,945.41
        3/25/2010                  4/25/2010                11,388,025.69
        4/25/2010                  5/25/2010                10,852,363.80

Reference Number: FXNEC9494
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT Inc., Alternative Loan Trust 2007-13 April 27, 2007
Page 14 of 14




        5/25/2010                  6/25/2010                10,328,765.37
        6/25/2010                  7/25/2010                 9,817,038.54
        7/25/2010                  8/25/2010                 9,316,994.01
        8/25/2010                  9/25/2010                 8,828,444.96
        9/25/2010                 10/25/2010                 8,351,207.03
       10/25/2010                 11/25/2010                 7,885,098.24
       11/25/2010                 12/25/2010                 7,429,939.07
       12/25/2010                  1/25/2011                 6,985,552.33
        1/25/2011                  2/25/2011                 6,551,763.17
        2/25/2011                  3/25/2011                 6,128,399.05
        3/25/2011                  4/25/2011                 5,715,289.70
        4/25/2011                  5/25/2011                 5,312,267.10
        5/25/2011                  6/25/2011                 4,919,165.47
        6/25/2011                  7/25/2011                 4,535,821.18
        7/25/2011                  8/25/2011                 4,162,072.81
        8/25/2011                  9/25/2011                 3,797,761.04
        9/25/2011                 10/25/2011                 3,442,728.69
       10/25/2011                 11/25/2011                 3,096,820.64
       11/25/2011                 12/25/2011                 2,759,883.84
       12/25/2011                  1/25/2012                 2,431,767.27
        1/25/2012                  2/25/2012                 2,112,321.92
        2/25/2012                  3/25/2012                 1,801,400.74
        3/25/2012                  4/25/2012                 1,498,858.67
        4/25/2012                  5/25/2012                 1,204,552.54
        5/25/2012                  6/25/2012                  968,092.02
        6/25/2012                  7/25/2012                  739,284.07
        7/25/2012                  8/25/2012                  517,992.31
        8/25/2012                  9/25/2012                  304,082.23
        9/25/2012              Termination Date               97,421.07